UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 23, 2008
                Date of Report (date of Earliest Event Reported)

                         TELETOUCH COMMUNICATIONS, INC.
               (Exact Name of Company as Specified in its Charter)

        DELAWARE                    001-13436                  75-2556090
(State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
of Incorporation or Organization)                          Identification No.)



                  5718 Airport Freeway, Fort Worth, Texas 76117
              (Address of principal executive offices and zip code)

                       (800) 232-3888 (Company's telephone
                          number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of April 23, 2008, Susan D. Ciallella, a director of Teletouch Communications, Inc., a Delaware corporation (the "Company"), resigned as a member of the Company's Board of Directors (the "Board") for personal reasons. The Company plans to fill the vacancy as soon as practical.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2008                 By: /s/ Thomas A. Hyde, Jr.
                                     ---------------------------
                                     Name: Thomas A. Hyde, Jr.
                                     Title: President & Chief Operating Officer